(15) Related-party Transactions: Schedule of Related Party Notes Payable (Tables)	9 Months Ended
Jun. 30, 2013
Tables/Schedules
Schedule of Related Party Notes Payable

	June 30,	September 30,
	2013	2012

Note payable in connection with the redemption of a royalty agreement for $10,768,555. The note required installment payments and was paid off by the proceeds of the Loan as discussed under Note 15.	$-	$10,050,027

Note payable in connection with the purchase of the remaining ownership of Court Programs, Inc., interest at 12% per annum, with monthly payments of $10,000. This note was assumed through the sale of Court Programs, Inc.	-	46,693

The Company received $500,000 from Mr. Derrick, a shareholder and former officer. This was converted into 111,112 shares of common stock.	-	500,000

Convertible debenture with an interest rate of 8% per annum. The debenture matured December 17, 2012 and was secured by the domestic patents of the Company. The debenture and accrued interest was converted into 117,784 shares of common stock.	-	500,000

Convertible debenture with an interest rate of 8% per annum. The debenture matured December 17, 2012 and was secured by the domestic patents of the Company. The debenture and accrued interest was converted into 472,548 shares of common stock.	-	2,000,000

The Company received $16,700,000 through the issuance of a convertible debenture with an interest rate of 8% per annum. The debenture matures on June 17, 2014. This debenture may convert into shares of common stock at a rate of $4.50 per share. A debt discount of $14,566,667 and $633,333, respectively, was recorded to reflect a beneficial conversion feature. As of June 30, 2013, the remaining debt discount was $10,765,986.	5,934,012	1,288,693

Total related-party debt obligations	5,934,012	14,385,413
Less current portion	-	(12,654,701)
Long-term debt, net of current portion	$5,934,012	$1,730,712